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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 18, 2003


                        DEUTSCHE ALT-A SECURITIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                   333-100676                35-2184183
------------------------------      ---------------        --------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)

60 Wall Street
New York, NY                                             10005
--------------------------                           ---------------
    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 250-7010







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Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about September 30, 2003, the Registrant will cause the issuance and sale of approximately $292,799,000 initial principal amount of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2003-2XS Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Mortgage Corporation (USA), as trustee.

Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which is in the nature of a data table.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials are preliminary and may be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the prospectus supplement.





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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)      FINANCIAL STATEMENTS.

                 Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

        (c)      EXHIBITS



            ITEM 601(a) OF
            REGULATION S-K
EXHIBIT NO.  EXHIBIT NO.       DESCRIPTION
-----------  -----------       -----------
     1           99.1          COMPUTATIONAL  MATERIALS  (AS  DEFINED IN ITEM 5)
                               THAT  HAS BEEN  PROVIDED  BY THE  UNDERWRITER  TO
                               CERTAIN PROSPECTIVE  PURCHASERS OF DEUTSCHE ALT-A
                               SECURITIES,  INC.  MORTGAGE  LOAN  TRUST,  SERIES
                               2003-2XS



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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

DATED: SEPTEMBER 19, 2003


                                   DEUTSCHE ALT-A SECURITIES, INC.


                                   BY: /s/ Steve Katz
                                      ----------------------------------
                                   Name:   Steve Katz
                                   Title:  Vice President

                                   By: /s/ Eric Londa
                                      ----------------------------------
                                   Name:   Eric Londa
                                   Title:  Vice President



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                                  EXHIBIT INDEX



                   Item 601(a) of     Sequentially
                   Regulation S-K     Numbered
Exhibit Number     Exhibit No.        Description                    Page
--------------     -----------        -----------                    ----

1                      99.1           Computational Materials (as    6
                                      defined in Item 5) that has
                                      been provided by the
                                      Underwriter to certain
                                      prospective purchasers of
                                      Deutsche ALT-A Securities,
                                      Inc. Mortgage Loan Trust,
                                      Series 2003-2XS



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                                    EXHIBIT 1

                                [FILED BY PAPER]